Exhibit 24.1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $1,147,439,000 aggregate principal amount of its outstanding 1.680% notes due 2030 for a like principal amount of its 1.680% notes due 2030 that have been registered under the Securities Act and up to $4,499,992,000 aggregate principal amount of its outstanding 2.987% notes due 2056 for a like principal amount of its 2.987% notes due 2056 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of December, 2020.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $1,147,439,000 aggregate principal amount of its outstanding 1.680% notes due 2030 for a like principal amount of its 1.680% notes due 2030 that have been registered under the Securities Act and up to $4,499,992,000 aggregate principal amount of its outstanding 2.987% notes due 2056 for a like principal amount of its 2.987% notes due 2056 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of December, 2020.

/s/ Roxanne S. Austin
Roxanne S. Austin

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $1,147,439,000 aggregate principal amount of its outstanding 1.680% notes due 2030 for a like principal amount of its 1.680% notes due 2030 that have been registered under the Securities Act and up to $4,499,992,000 aggregate principal amount of its outstanding 2.987% notes due 2056 for a like principal amount of its 2.987% notes due 2056 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of December, 2020.

/s/ Mark T. Bertolini
Mark T. Bertolini

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $1,147,439,000 aggregate principal amount of its outstanding 1.680% notes due 2030 for a like principal amount of its 1.680% notes due 2030 that have been registered under the Securities Act and up to $4,499,992,000 aggregate principal amount of its outstanding 2.987% notes due 2056 for a like principal amount of its 2.987% notes due 2056 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of December, 2020.

/s/ Vittorio Colao
Vittorio Colao

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $1,147,439,000 aggregate principal amount of its outstanding 1.680% notes due 2030 for a like principal amount of its 1.680% notes due 2030 that have been registered under the Securities Act and up to $4,499,992,000 aggregate principal amount of its outstanding 2.987% notes due 2056 for a like principal amount of its 2.987% notes due 2056 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of December, 2020.

/s/ Melanie L. Healey
Melanie L. Healey

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $1,147,439,000 aggregate principal amount of its outstanding 1.680% notes due 2030 for a like principal amount of its 1.680% notes due 2030 that have been registered under the Securities Act and up to $4,499,992,000 aggregate principal amount of its outstanding 2.987% notes due 2056 for a like principal amount of its 2.987% notes due 2056 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of December, 2020.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $1,147,439,000 aggregate principal amount of its outstanding 1.680% notes due 2030 for a like principal amount of its 1.680% notes due 2030 that have been registered under the Securities Act and up to $4,499,992,000 aggregate principal amount of its outstanding 2.987% notes due 2056 for a like principal amount of its 2.987% notes due 2056 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of December, 2020.

/s/ Daniel H. Schulman
Daniel H. Schulman

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $1,147,439,000 aggregate principal amount of its outstanding 1.680% notes due 2030 for a like principal amount of its 1.680% notes due 2030 that have been registered under the Securities Act and up to $4,499,992,000 aggregate principal amount of its outstanding 2.987% notes due 2056 for a like principal amount of its 2.987% notes due 2056 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of December, 2020.

/s/ Rodney E. Slater
Rodney E. Slater

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $1,147,439,000 aggregate principal amount of its outstanding 1.680% notes due 2030 for a like principal amount of its 1.680% notes due 2030 that have been registered under the Securities Act and up to $4,499,992,000 aggregate principal amount of its outstanding 2.987% notes due 2056 for a like principal amount of its 2.987% notes due 2056 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of December, 2020.

/s/ Hans E. Vestberg
Hans E. Vestberg

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $1,147,439,000 aggregate principal amount of its outstanding 1.680% notes due 2030 for a like principal amount of its 1.680% notes due 2030 that have been registered under the Securities Act and up to $4,499,992,000 aggregate principal amount of its outstanding 2.987% notes due 2056 for a like principal amount of its 2.987% notes due 2056 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of December, 2020.

/s/ Gregory G. Weaver
Gregory G. Weaver

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $1,147,439,000 aggregate principal amount of its outstanding 1.680% notes due 2030 for a like principal amount of its 1.680% notes due 2030 that have been registered under the Securities Act and up to $4,499,992,000 aggregate principal amount of its outstanding 2.987% notes due 2056 for a like principal amount of its 2.987% notes due 2056 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date specified below.

/s/ Matthew D. Ellis
Matthew D. Ellis

January 15, 2021
Date

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $1,147,439,000 aggregate principal amount of its outstanding 1.680% notes due 2030 for a like principal amount of its 1.680% notes due 2030 that have been registered under the Securities Act and up to $4,499,992,000 aggregate principal amount of its outstanding 2.987% notes due 2056 for a like principal amount of its 2.987% notes due 2056 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis and Scott Krohn, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date specified below.

/s/ Anthony T. Skiadas
Anthony T. Skiadas

January 15, 2021
Date